SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1933

July 20, 2004

Date of Report (date of earliest event reported)

Pervasive Software Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-23043	74-2693793
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

12365 Riata Trace Parkway

Building B, Austin, Texas 78727

(Address of principal executive offices)

(512) 231-6000

(Registrant’s telephone number, including area code)

ITEM 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release Dated July 20, 2004

ITEM 12. Results of Operations and Financial Conditions.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of the registrant’s press release, dated July 20, 2004, regarding results of operations and financial condition for the registrant’s fourth fiscal quarter and fiscal year ended June 30, 2004.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2004

PERVASIVE SOFTWARE INC.

	By:	/s/ John Farr
John Farr
Chief Financial Officer

EXHIBIT INDEX

99.1	Pervasive Software Inc. Press Release dated July 20, 2004